All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.


                      STRUCTURAL AND COLLATERAL TERM SHEET



                            $712,468,000 (Approximate)         December 14, 1998
                      GS Mortgage Securities Corporation II
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C2



Approximate Securities Structure:
                                              Expected
                    Approximate    Expected   Weighted
        Expected    Face/Notional   Credit     Average    Expected
        Rating         Amount       Support     Life       Payment
Class (S&P/Moody's)     (MM)      (% of UPB)  (years)(a)  Window(a)
-------------------------------------------------------------------
Publicly Offered Classes
 A1     AAA /Aaa       $165.7       30.00%      5.014   02/99-06/07
 A2     AAA /Aaa(b)     457.8       30.00       9.467   06/07-10/08
 B      AA/Aa2  (b)      44.5       25.00       9.744   10/08-10/08
 C      A /A2 (b)        44.5       20.00       9.744   10/08-10/08
Privately Offered Classes (c)
-------------------------------------------------------------------
 X      N/A            $890.6(d)                N/A       N/A
 D      N/A              57.9       13.50%      N/A       N/A
 E      N/A              13.4       12.00       N/A       N/A
 F      N/A              40.1        7.50       N/A       N/A
 G      N/A              31.2        4.00       N/A       N/A
 H      N/A               6.7        3.25       N/A       N/A
 J      N/A              28.9        N/A        N/A       N/A
   Total Securities:   $890.6
-------------------------------------------------------------------
(a) Calculated at 0% CPR, no balloon extension and Hyper-Amortization Loans pay in full on Anticipated Repayment Dates.
(b) Subject to a cap equal to the weighted average Net Mortgage Rate, determined without regard to any modification of the mortgage loans, in effect from time to time on the mortgage loans.
(c)  Not offered hereby.
(d)  Notional amount on interest only class.


Key Features:
-------------
Lead Manager:                 Goldman, Sachs & Co.
Mortgage Loan Sellers:        Goldman Sachs Mortgage Company:
                                  Archon ($168MM)
                                  CPC ($56MM)
                                  Amresco Capital, L.P. ($363MM)
                              Daiwa ($304MM)
Master Servicer:              TBD
Special Servicer:             Lennar
Trustee:                      TBD
Launch:                       Early January
Pricing:                      Early January
Closing:                      Early January
Cut-Off Date:                 January 1, 1999
Distribution Date:            18th of each month, or following
                              business day (commencing February
                              1999)
ERISA Eligible:               Classes A1 and A2 are expected to
                              be ERISA eligible subject to
                              certain conditions for eligibility
SMMEA Eligible:               No Classes
Structure:                    Sequential pay
Day Count:                    30/360
Tax Treatment:                REMIC
Rated Final Distribution      January 18, 2031
Date:
Clean up Call:                1.0%
Minimum Denominations:        Publicly Offered Classes: $10,000 & $1
Delivery:                     DTC for publicly traded certificates

================================================================================
Collateral Facts:
-----------------
Initial Pool Balance:                             $890,585,907
Number of Mortgage Loans:                                  304
Number of Mortgaged Properties:                            317
Average Cut-Off Date Balance:                       $2,929,559
Weighted Average Current Mortgage Rate:                   7.20%
Weighted Average U/W DSCR:                                1.44x
Weighted Average Cut-Off Date LTV Ratio:                 71.5%
Weighted Average Remaining Term to Maturity (months):   124.3
Weighted Average Remaining Amortization Term (months):  319.2
Weighted Average Seasoning (months):                        5
Balloon Loans as % of Total:                             92.9%
Ten Largest Loans as % of Total:                         16.5%
---------------------------------------------------------------

Ten Largest Loans:
------------------
                                       %
  Loan                Balance ($MM) by UPB  DSCR      Property Type
--------------------------------------------------------------------------------
  The Torpedo Factory  $ 20,007,359     2.25%  1.26x   Office
  Whitehall Hotel        18,879,907     2.12   1.36    Lodging
  Granada Apartments     18,745,566     2.10   1.30    Multifamily
  Roswell Town Center    17,274,576     1.94   1.27    Retail
  Renton Portfolio (a)   16,849,268     1.89   1.46    Retail/Office
  Salter Nursing         11,886,833     1.33   1.45    Nursing Home
    Portfolio
  Goodings International 11,883,227     1.33   1.27    Retail
    Plaza
  The Atrium Hotel       11,474,944     1.29   1.67    Lodging
  Bruckner Nursing Home  11,379,636     1.28   1.80    Nursing Home
  The Phillips Building  10,805,080     1.21   1.35    Office
                        -----------     ----   ----
   Total/Weighted     $149,186,396     16.47%  1.40x
    Average
--------------------------------------------------------------------------------
(a) Pool consists of 3 cross-collateralized loans on 2 retail properties and 1 office property.


Selected Loan Data:
-------------------

                      Number of           Cut-Off Date Balance
Geographic            Mortgaged           (as of Jan 1, 1999)
Distribution         Properties     (MM)   % by UPB   Wtd. Avg. DSCR
--------------------------------------------------------------------------------
Texas                    56    $   115.8     13.01%     1.47x
California               32         93.3     10.47      1.44
Florida                  21         70.1      7.87      1.37
New York                 23         65.0      7.29      1.58
Arizona                  13         57.3      6.44      1.42
Other                   172        489.1     54.92      1.44
                        ---        -----   -------      ----
  Total/Wtd. Avg.       317       $890.6    100.00%     1.44x

--------------------------------------------------------------------------------

Property Type        Properties     (MM)   % by UPB   Wtd. Avg. DSCR
--------------------------------------------------------------------------------
Multifamily             144    $   289.2    32.47%      1.43x
Retail                   66        212.9    23.91       1.41
Office                   38        149.0    16.73       1.37
Lodging                  31        128.8    14.46       1.58
Industrial               29         75.8     8.51       1.39
Healthcare                7         29.7     3.33       1.72
Self-Storage              2          5.3     0.60       1.49
                     ------     -------- --------       ----
  Total/Wtd. Avg.       317       $890.6   100.00%      1.44x

--------------------------------------------------------------------------------

Prepayment Restrictions             (MM)   % by UPB   Wtd. Avg. DSCR
--------------------------------------------------------------------------------
Lockout/Defeasance (a)             511.2     57.40%     1.47
Lockout/Greater of YM or 1% (b)    375.3     42.14      1.41
Lockout/Declining Fee                3.2      0.36      1.32
Lockout/Open                         0.9      0.11      1.69
                                --------   --------     ----
  Total/Wtd. Avg.                 $890.6    100.00%     1.44x
--------------------------------------------------------------------------------
(a)  Includes 1 loan with the provision "Defeasance and/or Greater of YM or 1%."
(b)  Includes 3 loans with the provision "Greater of YM or Declining Fee."

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

|X|  For purposes of calculating principal distributions of the Certificates:


     -- Available principal will be allocated sequentially to A1, A2, B, C, D, E, F, G, H, J certificates


     -- In case the principal balance of J, H, G, F, E, D, C, B, in that order, have been reduced to zero due to the allocation of principal losses, then A1 and A2 will be allocated principal pro rata.


|X| Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro rata (based on interest entitlements) with the Class A1 and A2 Certificates each month.


|X| Each class will be subordinate to the Class A1, A2, and X and to each class with an earlier alphabetic designation than such class. Each of the Class A1, A2, and X Certificates will be of equal priority.


|X|  All classes will pay interest on a 30/360 basis.


|X| Principal Losses will be allocated in reverse alphabetical order to Class J, H, G, F, E, D, C, B, and then pro rata to Class A1 and A2.


|X| The Master Servicer will cover net prepayment interest shortfalls, for any month up to the portion of the Master Servicing Fee equal to 4 basis points per annum on the principal balance of the loans. Net prepayment interest shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing Fee) will be allocated pro-rata (based on interest entitlements) to all regular Certificates.


|X| Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular certificates other than to the Class X.

--------------------------------------------------------------------------------
                     ALLOCATION OF PREPAYMENT PENALTIES (a)
--------------------------------------------------------------------------------

Allocation of Prepayment Penalties for each Loan Group
------------------------------------------------------

Prepayment premiums and yield maintenance amounts with respect to a Loan Group will be allocated between the related Certificates then entitled to principal distributions and the Class X Certificates as follows:

|X| A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) with respect to a Loan Group will be allocated to each class of the Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess of the Pass-Through Rate of the Class of the Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

       ------------------------- ---- ----------------------------------------
              Prepayment                (Pass-Through Rate - Discount Rate )
          Premium Allocation      =      ---------------------------------
              Percentage                   (Mortgage Rate - Discount Rate)
       ------------------------- ---- ----------------------------------------

|X| The remaining percentage of such prepayment premiums will be allocated to the Class X Certificates

|X| In general, this formula provides for an increase in the allocation of prepayment premiums to the Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise

Allocation of Prepayment Premiums Example
-----------------------------------------

Discount Rate Fraction Methodology:
     Mortgage Rate                                  =  8%
     Bond Class Rate                                =  6%
     Treasury Rate                                  =  5%

     Bond Class Allocation           |                  Class X Allocation
-------------------------------------|------------------------------------------
        6% - 5%                      |
        -------  = 33 1/3%           |Receives excess premiums = 66 2/3% thereof
        8% - 5%                      |
(a) For further information regarding the allocation of prepayment penalties, refer to the Prospectus supplement.

--------------------------------------------------------------------------------
                              PREPAYMENT PROVISIONS
--------------------------------------------------------------------------------

          Prepayment Lock-Out/ Prepayment Premium Analysis / Defeasance
        Percentage of Mortgage Pool by Prepayment Restriction Assuming No
                         Prepayment of Principal (a)(b)
|X|  Aggregate Pool

------------------------------------------------------------------------------------------------------------------------------------
Prepayment            January   January   January   January   January   January   January   January   January   January    January
Restrictions            1999      2000      2001      2002      2003      2004      2005      2006      2007      2008      2009
------------------------------------------------------------------------------------------------------------------------------------
Locked Out             100.00%   100.00%    81.58%    38.73%     5.71%     3.56%     2.64%     2.09%     2.04%      1.81%     7.89%
Defeasance               0.00      0.00     17.30     55.26     55.29     56.07     54.28     54.49     54.49      44.09     31.97
Yield Maintenance        0.00      0.00      1.12      5.55     37.88     39.91     40.81     42.93     42.98      30.55     49.35
------------------------------------------------------------------------------------------------------------------------------------
Subtotal               100.00%   100.00%   100.00%    99.54%    98.88%    99.54%    97.73%    99.51%    99.51%     76.45%    89.21%

% Premiums
5.00 - 5.99%             0.00      0.00      0.00      0.36      0.35      0.36      0.00      0.00      0.00       0.00      0.00
4.00 - 4.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.36      0.00      0.00       0.00      0.00
3.00 - 3.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.37      0.00       0.00      0.00
2.00 - 2.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.37       0.00      0.00
1.00 - 1.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00       0.00     10.80

Open                     0.00%     0.00%     0.00%     0.11%     0.77%     0.11%     1.91%     0.11%     0.11%     23.54%     0.00%
------------------------------------------------------------------------------------------------------------------------------------
Total                  100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%    100.00%   100.00%
UPB ($MM)              890.59    879.21    867.15    854.01    839.87    819.22    803.12    750.14    732.18     694.74     78.12
% of UPB               100.00%    98.72%    97.37%    95.89%    94.30%    91.99%    90.18%    84.23%    82.21      78.01%     8.77%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment            January   January   January   January   January   January   January   January   January   January    January
Restrictions            2010      2011      2012      2013      2014      2015      2016      2017      2018      2019      2020
------------------------------------------------------------------------------------------------------------------------------------
Locked Out               7.95%    10.92%    11.20%    11.55%     9.64%    10.22%    11.01%    12.06%    13.50%     12.66%    13.31%
Defeasance              31.39     33.81     32.84     12.61     14.92     14.27     13.40     12.11      9.17       8.97      8.29
Yield Maintenance       40.78     39.56     32.55     27.92     35.42     33.36     30.56     26.90     19.63       5.64      5.34
------------------------------------------------------------------------------------------------------------------------------------
Subtotal                80.12%    84.29%    76.59%    52.08%    59.98%    57.85%    54.97%    51.07%    42.30%     27.27%    26.94%

% Premiums
5.00 - 5.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00       0.00      0.00
4.00 - 4.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00       0.00      0.00
3.00 - 3.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00       0.00      0.00
2.00 - 2.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00       0.00      0.00
1.00 - 1.99%            11.13     15.71     23.41     17.86     28.84     30.64     33.09     36.41     41.01      56.09     57.82

Open                     8.75%     0.00%     0.00%    30.06%    11.18%    11.51%    11.95%    12.52%    16.69%     16.63%    15.24%
------------------------------------------------------------------------------------------------------------------------------------
Total                  100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%    100.00%   100.00%
UPB ($MM)               73.85     50.86     46.52     41.86     24.95     22.49     19.85     17.08     14.26       9.72      8.69
% of UPB                 8.29%     5.71%     5.22%     4.70%     2.80%     2.53%     2.23%     1.92%     1.60%      1.09%     0.98%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Prepayment            January   January   January   January   January   January   January   January
Restrictions            2021      2022      2023      2024      2025      2026      2027      2028
------------------------------------------------------------------------------------------------------------------------------------
Locked Out              14.19%    15.46%    17.48%     0.00%     0.00%     0.00%     0.00%     0.00%
Defeasance               7.34      5.95      0.00      0.00      0.00      0.00      0.00      0.00
Yield Maintenance        4.91      4.27      0.00     20.87     22.07     24.13     28.61      0.00
------------------------------------------------------------------------------------------------------------------------------------
Subtotal                26.44%    25.68%    17.48%    20.87%    22.07%    24.13%    28.61%     0.00%

% Premiums
5.00 - 5.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
4.00 - 4.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
3.00 - 3.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
2.00 - 2.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
1.00 - 1.99%            60.24     63.83     69.61     79.13     77.93     75.87     71.39      0.00

Open                    13.32%    10.50%    12.91%     0.00%     0.00%     0.00%     0.00%   100.00%
------------------------------------------------------------------------------------------------------------------------------------
Total                  100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
UPB ($MM)                7.58      6.39      5.1       3.78      3.07      2.3       1.48      0.6
% of UPB                 0.85%     0.72%     0.57%     0.42%     0.34%     0.26%     0.17%     0.07%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Table calculated using modeling assumptions.
(b)  Differences in totals may exist due to rounding.

 -------------------------------------------------------------------------------
                          AVERAGE LIFE TABLE (in years)
      (Prepayments Locked Out through Lock Out period, Defeasance and Yield
              Maintenance period, then run at the indicated CPRs)
 -------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------------
                                                    Prepayment Assumptions (CPR)
                         0% CPR                 25% CPR                50% CPR                 75% CPR               100% PP*
 ---------------- ---------------------- ---------------------- ----------------------- ---------------------- ---------------------
 X                         9.20                   9.16                   9.13                    9.08                   8.85
 A1                        5.01                   4.99                   4.97                    4.95                   4.88
 A2                        9.47                   9.43                   9.38                    9.30                   9.02
 B                         9.74                   9.74                   9.74                    9.74                   9.38
 C                         9.74                   9.74                   9.74                    9.74                   9.49
 D                         9.83                   9.81                   9.80                    9.77                   9.54
 E                         9.83                   9.83                   9.83                    9.83                   9.58
 F                        10.20                  10.19                  10.17                   10.15                   9.98
 G                        12.57                  12.55                  12.51                   12.46                  12.26
 H                        14.39                  14.32                  14.27                   14.23                  13.80
 J                        19.64                  19.26                  19.12                   19.05                  18.93
 ---------------- ---------------------- ---------------------- ----------------------- ---------------------- ---------------------

*"PP" means 100% of each loan prepays when it becomes freely prepayable.

--------------------------------------------------------------------------------
                      DISTRIBUTION OF CUT-OFF DATE BALANCE
--------------------------------------------------------------------------------

                                                                                                              Weighted    Weighted
                                                                                    Weighted     Weighted      Average    Average
                            Number of                   Percentage  Average Cut-    Average      Average      Remaining   Cut-Off
Range of Current            Mortgage       Current      of Cut-Off    Off Date    Underwritten   Mortgage      Term to    Date LTV
Principal Balances            Loans     Cut-Off Date   Date Balance    Balance        DSCR         Rate       Maturity      Ratio
                                           Balance                                                              (mos)
------------------------------------------------------------------------------------------------------------------------------------

$  500,000 - 999,999             82    $  60,172,426         6.76%  $   733,810       1.48x        7.76%         128.3        68.57%
 1,000,000 - 1,999,999           76      111,643,664        12.54     1,468,996       1.46         7.31          142.2        71.09
 2,000,000 - 2,999,999           51      128,032,363        14.38     2,510,438       1.52         7.12          122.4        70.45
 3,000,000 - 3,999,999           29      102,601,264        11.52     3,537,975       1.43         7.21          120.4        70.61
 4,000,000 - 4,999,999           19       86,392,906         9.70     4,546,995       1.38         7.08          126.0        71.08
 5,000,000 - 5,999,999           15       83,039,184         9.32     5,535,946       1.49         7.04          107.8        72.67
 6,000,000 - 6,999,999            5       32,794,403         3.68     6,558,881       1.42         6.96          116.0        74.24
 7,000,000 - 7,999,999            7       54,225,944         6.09     7,746,563       1.42         7.04          118.9        74.63
 8,000,000 - 8,999,999            6       50,791,123         5.70     8,465,187       1.45         6.86          116.5        74.51
 9,000,000 - 9,999,999            4       38,196,381         4.29     9,549,095       1.40         6.73          168.1        74.49
10,000,000 - 11,999,999           6       67,788,843         7.61    11,298,140       1.50         7.55          124.7        68.18
17,000,000 - 19,999,999           3       54,900,048         6.16    18,300,016       1.31         7.51          109.8        71.33
20,000,000 - 24,999,999           1       20,007,359         2.25    20,007,359       1.26         7.22          110.0        74.38
                              -----    -------------     ---------  -----------       ----         ----          ------       -----
 Total/Wtd. Avg.                304     $890,585,907       100.00%  $ 2,929,559       1.44x        7.20%         124.3        71.46%
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                 GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE BALANCE
--------------------------------------------------------------------------------
                                                                                                             Weighted
                                                                                                              Average
                                                                                   Weighted     Weighted     Remaining    Weighted
                       Number of                    Percentage of    Average        Average     Average       Term to      Average
                       Mortgage        Current      Cut-Off Date     Cut-Off     Underwritten   Mortgage     Maturity      Cut-Off
State                 Properties    Cut-Off Date       Balance     Date Balance      DSCR          Rate        (mos)      Date LTV
                                       Balance                                                                              Ratio
----------------------------------------------------------------------------------------------------------- ------------ -----------

Texas                      56       $115,832,720        13.01%      $2,068,441        1.47x        7.16%       116.6        73.03%
California                 32         93,268,451        10.47        2,914,639        1.44         7.24        124.5        68.30
Florida                    21         70,095,478         7.87        3,337,880        1.37         7.27        126.2        71.75
New York                   23         64,964,839         7.29        2,824,558        1.58         7.50        124.9        69.13
Arizona                    13         57,330,008         6.44        4,410,001        1.42         7.00        114.1        74.62
Georgia                    12         46,625,164         5.24        3,885,430        1.44         7.46        128.5        73.52
Washington                 10         44,268,684         4.97        4,426,868        1.39         7.03        117.6        70.68
Massachusetts              14         36,701,118         4.12        2,621,508        1.46         7.27        115.9        68.30
Illinois                    6         34,015,000         3.82        5,669,167        1.39         7.38        124.2        68.09
Maryland                   10         33,607,473         3.77        3,360,747        1.45         7.11        117.8        70.99
Pennsylvania               14         31,893,366         3.58        2,278,098        1.33         7.24        120.1        75.99
Tennessee                   6         30,991,018         3.48        5,165,170        1.54         6.76        117.0        75.41
New Jersey                 14         30,435,474         3.42        2,173,962        1.40         7.05        207.8        72.15
Virginia                    4         24,458,888         2.75        6,114,722        1.27         7.18        111.1        74.03
Nevada                      9         21,853,511         2.45        2,428,168        1.38         7.11        134.8        71.37
Colorado                    7         19,128,161         2.15        2,732,594        1.41         6.96        116.3        70.96
Wisconsin                   4         18,014,985         2.02        4,503,746        1.39         7.12        108.8        73.79
Oklahoma                    5         15,096,519         1.70        3,019,304        1.30         7.15        120.2        76.59
Kentucky                    7         13,729,821         1.54        1,961,403        1.36         7.45        115.1        73.48
Ohio                        7         13,071,839         1.47        1,867,406        1.37         7.14        107.9        72.83
North Carolina              4         10,921,114         1.23        2,730,279        1.50         7.42        116.8        70.27
Mississippi                 4          8,926,327         1.00        2,231,582        2.28         7.47        191.8        59.35
Missouri                    6          6,662,940         0.75        1,110,490        1.38         7.29        147.4        74.24
Oregon                      4          6,634,457         0.74        1,658,614        1.58         7.24        137.4        53.98
Idaho                       2          6,428,307         0.72        3,214,154        1.30         6.47        117.0        71.79
Connecticut                 3          6,291,702         0.71        2,097,234        1.44         7.52        116.0        68.12
Michigan                    3          4,993,127         0.56        1,664,376        1.55         7.05        116.8        67.20
Utah                        3          4,051,863         0.45        1,350,621        1.33         7.74        114.5        71.90
Maine                       1          3,477,937         0.39        3,477,937        1.35         6.94        115.0        72.46
Indiana                     4          2,795,597         0.31          698,899        1.36         7.12        116.6        76.61
South Carolina              1          2,694,387         0.30        2,694,387        1.78         7.50        118.0        56.13
Louisiana                   2          2,345,985         0.26        1,172,992        1.72         7.19        167.0        73.14
New Mexico                  1          2,193,040         0.25        2,193,040        2.72         7.27        117.0        73.10
West Virginia               1          1,637,348         0.18        1,637,348        1.39         7.88        112.0        71.19
Rhode Island                1          1,364,770         0.15        1,364,770        1.50         6.28        117.0        68.24
Alabama                     1          1,356,840         0.15        1,356,840        1.58         6.57        117.0        79.81
Kansas                      1          1,307,700         0.15        1,307,700        1.46         8.10        234.0        74.30
Alaska                      1          1,119,948         0.13        1,119,948        1.33         7.12        116.0        74.66
                       ------      --------------    --------      -----------        ----         ----        -----        -----
Total/Wtd. Avg.           317       $ 890,585,907      100.00%      $2,809,419        1.44x        7.20%       124.3        71.46%

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE BALANCE
--------------------------------------------------------------------------------

[GRAPHIC OMITTED INDICATING PROPERTY CONCENTRATIONS ON A MAP OF THE UNITED STATES AS FOLLOWS:

           STATE                                     PERCENTAGE
           -----                                     ----------
           AL                                        0.15%
           AZ                                        6.44%
           CA                                        10.47%
           CO                                        2.15%
           CT                                        0.71%
           FL                                        7.87%
           GA                                        5.24%
           ID                                        0.72%
           IL                                        3.82%
           IN                                        0.31%
           KS                                        0.15%
           KY                                        1.54%
           LA                                        0.26%
           MA                                        4.12%
           MD                                        3.77%
           ME                                        0.39%
           MI                                        0.56%
           MO                                        0.75%
           MS                                        1.00%
           NC                                        1.23%
           NJ                                        3.42%
           NM                                        0.25%
           NV                                        2.45%
           NY                                        7.29%
           OH                                        1.47%
           OK                                        1.70%
           OR                                        0.74%
           PA                                        3.58%
           RI                                        0.15%
           SC                                        0.30%
           TN                                        3.48%
           TX                                        13.01%
           UT                                        0.45%
           VA                                        2.75%
           WA                                        4.97%
           WI                                        2.02%
           WV                                        0.18%]

[GRAPHIC OMITTED INDICATING PROPERTY CONCENTRATIONS ON A PIE CHART AS FOLLOWS:

           STATE                                     PERCENTAGE
           -----                                     ----------
           Texas                                    13.01%
           California                               10.47%
           Florida                                   7.87%
           New York                                  7.29%
           Arizona                                   6.44%
           Georgia                                   5.24%
           Washington                                4.97%
           Other                                    44.71%]

--------------------------------------------------------------------------------
                         DISTRIBUTION OF PROPERTY TYPES
--------------------------------------------------------------------------------

[GRAPHIC OMITTED INDICATING PROPERTY CONCENTRATIONS ON A PIE CHART AS FOLLOWS:

           PROPERTY TYPES                            PERCENTAGE
           --------------                            ----------
           Healthcare                                3.33%
           Industrial                                8.51%
           Lodging                                   14.46%
           Multifamily                               32.47%
           Office                                    16.73%
           Retail                                    23.91%
           Self-Storage                              0.60%]

                                                                                                              Weighted    Weighted
                                                                                  Weighted      Weighted      Average      Average
                      Number of                   Percentage of                    Average      Average      Remaining    Cut-Off
                      Mortgage   Current Cut-Off  Cut-Off Date      Average     Underwritten    Mortgage      Term to     Date LTV
 Property Type          Props      Date Balance      Balance     Cut-Off Date       DSCR          Rate     Maturity (mos)   Ratio
                                                                    Balance
------------------------------------------------------------------------------------------------------------------------------------

 Multifamily              144     $289,156,086         32.47%     $2,008,028          1.43x       7.21%         132.3         73.78%
 Retail                    66      212,894,688         23.91       3,225,677          1.41        7.02          124.0         71.42
 Office                    38      148,989,033         16.73       3,920,764          1.37        7.20          115.1         71.09
 Lodging                   31      128,792,046         14.46       4,154,582          1.58        7.45          125.4         66.90
 Industrial                29       75,783,497          8.51       2,613,224          1.39        7.00          114.4         73.37
 Healthcare                 7       29,648,648          3.33       4,235,521          1.72        7.95          115.5         66.75
 Self-Storage               2        5,321,909          0.60       2,660,955          1.49        7.03          126.7         66.53
                       ------    --------------     --------      ----------          ----        ----          -----         -----
 Total/Wtd. Avg.          317     $890,585,907        100.00%     $2,809,419          1.44x       7.20%         124.3         71.46%

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DISTRIBUTION OF DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

                                                                                                             Weighted
 Approximate Range                                                                Weighted                    Average     Weighted
 of Current Debt     Number of       Current      Percentage of                   Average      Weighted      Remaining    Average
 Service Coverage     Mortgage    Cut-Off Date     Cut-Off Date      Average    Underwritten    Average       Term to     Cut-Off
 Ratios                Loans         Balance         Balance      Cut-Off Date      DSCR     Mortgage Rate   Maturity     Date LTV
                                                                     Balance                                   (mos)       Ratio
------------------------------------------------------------------------------------------------------------------------------------

 1.00 - 1.10x(a)            4    $   5,632,391          0.63%        $1,408,098       1.04x         6.37%       189.9        90.82%
 1.11 - 1.20                5       12,711,340          1.43          2,542,268       1.17          7.09        146.3        68.97
 1.21 - 1.30               41      162,512,586         18.25          3,963,722       1.27          7.32        121.9        74.24
 1.31 - 1.40              114      294,141,767         33.03          2,580,191       1.36          7.21        126.6        71.98
 1.41 - 1.50               61      212,291,966         23.84          3,480,196       1.45          7.15        115.3        71.95
 1.51 - 1.60               34      101,245,136         11.37          2,977,798       1.55          7.04        127.7        70.64
 1.61 - 1.70               17       37,446,223          4.20          2,202,719       1.66          7.28        129.7        65.37
 1.71 - 1.80                9       29,023,620          3.26          3,224,847       1.78          7.45        121.6        73.46
 1.81 - 1.90                3        5,160,364          0.58          1,720,121       1.87          7.39        245.4        71.12
 1.91 - 2.00                6        9,467,783          1.06          1,577,964       1.94          7.29        124.3        63.28
 2.01 - 2.10                2        3,766,988          0.42          1,883,494       2.04          8.45        117.6        64.99
 2.11 - 2.20                2        2,918,407          0.33          1,459,204       2.20          7.83        132.1        43.80
 2.21 - 2.30                1        1,985,429          0.22          1,985,429       2.21          7.50        113.0        43.07
 2.51 - 5.41                5       12,281,906          1.38          2,456,381       2.78          6.63        117.1        47.50
                       ------    -------------      --------         ----------       ----          ----        -----        -----
 Total/Wtd. Avg.          304    $ 890,585,907        100.00%        $2,929,559       1.44x         7.20%       124.3        71.46%

------------------------------------------------------------------------------------------------------------------------------------

(a)  There are four credit tenant loans in the pool.


--------------------------------------------------------------------------------
                      DISTRIBUTION OF LOAN TO VALUE RATIOS
--------------------------------------------------------------------------------

                                                                                                               Weighted
                                                                                                              Average
                                                                                     Weighted      Weighted   Remaining   Weighted
                         Number of                    Percentage                      Average      Average    Term to      Average
 Range of                Mortgage   Current Cut-Off   of Cut-Off       Average     Underwritten    Mortgage   Maturity     Cut-Off
 Loan to Value Ratios      Loans      Date Balance   Date Balance   Cut-Off Date       DSCR          Rate       (mos)     Date LTV
                                                                       Balance
------------------------------------------------------------------------------------------------------------------------------------

 15.1 - 30.0                   1    $      598,989         0.07%    $   598,989          5.41x        8.57%       118.0      17.62%
 30.1 - 50.0                   9        16,296,287         1.83       1,810,699          2.16         6.95        152.4      41.79
 50.1 - 60.0                  15        52,916,836         5.94       3,527,789          1.59         7.42        117.8      57.82
 60.1 - 65.0                  29        85,630,418         9.62       2,952,773          1.46         7.48        117.5      63.18
 65.1 - 70.0                  60       137,760,490        15.47       2,296,008          1.46         7.33        123.3      67.85
 70.1 - 75.0                 113       323,050,311        36.27       2,858,852          1.39         7.26        125.6      73.09
 75.1 - 80.0                  67       242,940,017        27.28       3,625,970          1.41         6.98        124.7      77.96
 80.1 - 85.0(a)                7        26,940,783         3.03       3,848,683          1.47         6.81        116.9      80.49
 85.1 - 90.0(a)                1         1,561,882         0.18       1,561,882          1.06         6.35        180.0      89.76
 90.1 - 95.0(a)                1         1,348,733         0.15       1,348,733          1.01         6.35        168.0      91.44
 95.1 - 100.0(a)               1         1,541,161         0.17       1,541,161          1.06         6.41        236.0      96.32
                          ------    --------------    ---------      ----------          ----         ----        -----      -----
 Total/Wtd. Avg.             304    $  890,585,907       100.00%     $2,929,559          1.44x        7.20%       124.3      71.46%

------------------------------------------------------------------------------------------------------------------------------------

(a)  There are four credit tenant loans in the pool.

--------------------------------------------------------------------------------
                     DISTRIBUTION OF CURRENT MORTGAGE RATES
--------------------------------------------------------------------------------

                                                                                                             Weighted
                                                                                                              Average
                                                                                   Weighted     Weighted     Remaining    Weighted
                        Number of                   Percentage of     Average       Average      Average      Term to      Average
  Range of               Mortgage       Current      Cut-Off Date  Cut-Off Date  Underwritten   Mortgage     Maturity      Cut-Off
  Mortgage Rates          Loans      Cut-Off Date      Balance        Balance        DSCR         Rate         (mos)      Date LTV
                                        Balance                                                                             Ratio
 -----------------------------------------------------------------------------------------------------------------------------------

   5.7500 - 6.0000            4    $  13,251,740          1.49%      $3,312,935       1.93x        5.83%       109.8         58.62%
   6.0001 - 6.2500            2        4,222,799          0.47        2,111,399       1.61         6.16        117.0         73.06
   6.2501 - 6.5000            9       35,617,449          4.00        3,957,494       1.38         6.41        128.3         73.42
   6.5001 - 6.7500           27      101,069,475         11.35        3,743,314       1.45         6.64        118.5         75.72
   6.7501 - 7.0000           64      220,378,475         24.75        3,443,414       1.41         6.89        127.6         74.34
   7.0001 - 7.2500           41      159,066,299         17.86        3,879,666       1.43         7.15        118.7         70.47
   7.2501 - 7.5000           45      133,586,366         15.00        2,968,586       1.46         7.38        135.2         70.60
   7.5001 - 7.7500           35       85,096,000          9.56        2,431,314       1.41         7.67        116.4         68.44
   7.7501 - 8.0000           36       77,088,293          8.66        2,141,341       1.42         7.90        118.7         67.93
   8.0001 - 8.2500           24       29,370,225          3.30        1,223,759       1.42         8.18        142.1         68.73
   8.2501 - 8.5000            9       20,294,424          2.28        2,254,936       1.60         8.35        126.1         73.19
   8.5001 - 8.7500            7       10,948,337          1.23        1,564,048       1.84         8.60        119.4         60.16
   9.2501 - 9.5000            1          596,025          0.07          596,025       1.28         9.25        111.0         69.31
                         ------    ---------------    --------      -----------       ----         ----        -----         -----
  Total/Wtd. Avg.           304     $890,585,907        100.00%      $2,929,559       1.44x        7.20%           124.3     71.46%

 -----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             DISTRIBUTION OF REMAINING AMORTIZATION TERM (in months)
--------------------------------------------------------------------------------

                                                                                                                Weighted   Weighted
                                                                                   Weighted      Weighted       Average    Average
 Range of             Number of                   Percentage of                    Average        Average      Remaining   Cut-Off
 Amortization Terms    Mortgage      Current      Cut-Off Date      Average      Underwritten    Mortgage       Term to    Date LTV
 (months)               Loans      Cut-Off Date      Balance      Cut-Off Date       DSCR          Rate        Maturity      Ratio
                                     Balance                        Balance                                      (mos)
------------------------------------------------------------------------------------------------------------------------------------

 151 - 170                  3     $   7,129,922        0.80%        $2,376,641        1.16x        7.00 %         169.3       78.01%
 171 - 190                  9        11,370,432        1.28          1,263,381        1.45          7.10          169.4       62.06
 191 - 210                  1         1,880,881        0.21          1,880,881        1.17          6.90           80.0       78.37
 211 - 230                  2         2,980,109        0.33          1,490,055        1.34          7.20          215.6       71.72
 231 - 250                 23        41,452,034        4.65          1,802,262        1.58          7.28          169.7       67.36
 251 - 270                  5        25,657,537        2.88          5,131,507        1.45          7.93          110.7       62.65
 271 - 290                 14        35,841,185        4.02          2,560,085        1.49          7.45          137.3       70.00
 291 - 310                133       308,096,700       34.59          2,316,517        1.49          7.39          120.3       69.16
 331 - 360                114       456,177,108       51.22          4,001,554        1.40          7.02          120.4       74.09
                         ----      ------------     -------         ----------        ----          ----          -----       -----
 Total/Wtd. Avg.          304      $890,585,907      100.00%        $2,929,559        1.44x         7.20 %        124.3       71.46%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
--------------------------------------------------------------------------------

                                                                                                               Weighted    Weighted
                                                                       Average Cut    Weighted    Weighted      Average     Average
                            Number of                     Percentage   - Off Date     Average      Average     Remaining   Cut-Off
                            Mortgage    Current Cut-Off   of Cut-Off    Principal   Underwritten  Mortgage      Term to    Date LTV
 Original Term to Maturity    Loans      Date Balance    Date Balance    Balance        DSCR        Rate       Maturity      Ratio
                                                                                                                 (mos)
------------------------------------------------------------------------------------------------------------------------------------
 60 - 83 months                   1     $   5,926,346         0.67%     $5,926,346       1.44x        7.42%        49.0       77.98%
 84 - 120 months                255       772,660,454        86.76       3,030,041       1.44         7.20        113.2       71.37
 121 - 180 months                25        64,298,362         7.22       2,571,934       1.43         7.15        156.1       71.38
 181 - 240 months                16        27,569,563         3.10       1,723,098       1.40         7.34        230.6       72.72
 241 - 360 months                 7        20,131,183         2.26       2,875,883       1.50         7.25        327.0       71.30
                             ------     -------------     --------      ----------       ----         ----        -----       -----
 Total/Wtd. Avg.                304     $ 890,585,907       100.00%     $2,929,559       1.44x       7.20 %       124.3       71.46%

------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------

                                                                                                               Weighted    Weighted
                                                                       Average Cut    Weighted    Weighted      Average     Average
                            Number of                     Percentage   - Off Date     Average      Average     Remaining   Cut-Off
                            Mortgage    Current Cut-Off   of Cut-Off    Principal   Underwritten  Mortgage      Term to    Date LTV
 Stated Remaining Term        Loans      Date Balance    Date Balance    Balance        DSCR        Rate       Maturity      Ratio
                                                                                                                 (mos)
------------------------------------------------------------------------------------------------------------------------------------
 49 - 50 months                   1     $   5,926,346         0.67 %   $5,926,346        1.44x       7.42 %        49.0       77.98%
 71 - 90 months                  11        40,011,713         4.49      3,637,428        1.40         6.92         79.0       74.52
 91 - 110 months                 17        77,573,579         8.71      4,563,152        1.33         7.53        108.7       71.23
 111 - 120 months               229       660,149,530        74.13      2,882,749        1.47         7.18        115.8       71.05
 131 - 150 months                 6        23,055,679         2.59      3,842,613        1.33         6.98        139.0       77.27
 151 - 170 months                 3         7,129,922         0.80      2,376,641        1.16         7.00        169.3       78.01
 171 - 190 months                15        30,600,276         3.44      2,040,018        1.37         7.22        173.5       69.66
 211 - 230 months                 2         2,980,109         0.33      1,490,055        1.34         7.20        215.6       71.72
 231 - 250 months                13        23,027,571         2.59      1,771,352        1.43         7.43        236.0       71.70
 271 - 353 months                 7        20,131,183         2.26      2,875,883        1.50         7.25        327.0       71.30
                             ------     -------------     --------     ----------        ----         ----        -----       -----
 Total/Wtd. Avg.                304     $ 890,585,907       100.00%    $2,929,559        1.44x       7.20 %       124.3       71.46%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
--------------------------------------------------------------------------------

                                                                                                               Weighted    Weighted
                                                                       Average Cut    Weighted    Weighted      Average     Average
                            Number of                     Percentage   - Off Date     Average      Average     Remaining   Cut-Off
                            Mortgage    Current Cut-Off   of Cut-Off    Principal   Underwritten  Mortgage      Term to    Date LTV
 Amortization Type            Loans      Date Balance    Date Balance    Balance        DSCR        Rate       Maturity      Ratio
                                                                                                                 (mos)
------------------------------------------------------------------------------------------------------------------------------------
 Balloon                         270     $827,155,616        92.88%    $3,063,539        1.45x        7.20 %      115.6       71.57%
 Fully Amortizing                 32       59,114,989         6.64      1,847,343        1.41         7.24        247.4       70.70
 Hyperamortizing                   2        4,315,302         0.48      2,157,651        1.56         7.32        117.6       60.42
                              ------   --------------     --------     ----------        ----         ----        -----       -----
 Total/Wtd. Avg.                 304     $890,585,907       100.00%    $2,929,559        1.44x       7.20 %       124.3       71.46%

------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      DISTRIBUTION OF PREPAYMENT PROVISIONS
--------------------------------------------------------------------------------

                                                                                                              Weighted    Weighted
                                                                        Average Cut    Weighted   Weighted    Average      Average
                             Number of                  Percentage of   - Off Date     Average    Average    Remaining     Cut-Off
 Prepayment Restriction      Mortgage       Current      Cut-Off Date    Principal   Underwritten Mortgage    Term to     Date LTV
                               Loans     Cut-Off Date      Balance        Balance        DSCR       Rate      Maturity      Ratio
                                            Balance                                                            (mos)
------------------------------------------------------------------------------------------------------------------------------------

 Lockout/Defeasance(a)           132     $511,175,733        57.40%     $3,872,543       1.47x       7.27%       121.6      71.55%
 Lockout/Greater of YM or 1%(b)  170      375,287,370        42.14       2,207,573       1.41        7.11        128.1      71.34
 Lockout/Declining Fee             1        3,179,729         0.36       3,179,729       1.32        7.31        114.0      75.71
 Lockout/Open                      1          943,077         0.11         943,077       1.69        8.13        112.0      52.39
                              ------    ---------------   --------     -----------       ----        ----        -----      -----
 Total/Wtd. Avg.                 304     $890,585,907       100.00%     $2,929,559       1.44x       7.20        124.3      71.46%
                                                                                                     %

------------------------------------------------------------------------------------------------------------------------------------

(a)  Includes 1 loan with the provision "Defeasance and/or Greater or YM or 1%."
(b)  Includes 3 loans with the provision "Greater of YM or Declining Fee."


--------------------------------------------------------------------------------
                        DISTRIBUTION OF ORIGINATION YEARS
--------------------------------------------------------------------------------

                                                                                                               Weighted    Weighted
                                                                       Average Cut    Weighted    Weighted      Average     Average
                            Number of                     Percentage   - Off Date     Average      Average     Remaining   Cut-Off
                            Mortgage    Current Cut-Off   of Cut-Off    Principal   Underwritten  Mortgage      Term to    Date LTV
 Origination Year             Loans      Date Balance    Date Balance    Balance        DSCR        Rate       Maturity      Ratio
                                                                                                                 (mos)
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
 1998                           303       $887,444,308       99.65%    $2,928,859        1.44x        7.20%       124.4       71.50%
 1997                             1          3,141,599        0.35      3,141,599        1.49         8.62        105.0       60.77
                             ------     --------------    --------     ----------        ----         ----        -----       -----
 Total/Wtd. Avg.                304       $890,585,907      100.00%    $2,929,559        1.44x        7.20%       124.3       71.46%
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